COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                         Fiscal Insight - MARCH 31, 2004
                         -------------------------------

                                   KEY RATIOS
                                   ----------

                                                                 2004                                2003
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                 First       Fourth      Third      Second       First
                                                                Quarter     Quarter     Quarter     Quarter     Quarter      Annual
 -----------------------------------------------------------------------------------------------------------------------------------
 Earnings per share - basic (1)                                 $  0.42     $  0.43     $  0.42     $  0.41     $  0.42     $  1.68
 Earnings per share - diluted (1)                               $  0.41     $  0.41     $  0.41     $  0.40     $  0.41     $  1.63

 Return on average assets                                          1.10%       1.13%       1.12%       1.12%       1.21%       1.15%
 Return on average equity                                         14.13%      14.75%      14.95%      14.62%      15.82%      15.03%
 Return on average realized equity (2)                            14.98%      15.26%      15.65%      15.68%      16.70%      15.81%

 Net interest margin                                               3.40%       3.41%       3.44%       3.49%       3.68%       3.50%
 Non-interest income/revenues (FTE excluding security gains)      22.17%      27.01%      25.91%      23.59%      18.66%      23.95%
 Provision for loan losses/average loans (annualized)              0.31%       0.22%       0.35%       0.25%       0.18%       0.25%
 Efficiency ratio                                                 61.19%      62.41%      59.33%      59.89%      60.00%      60.47%

 Non-performing assets to period-end loans                         0.86%       1.21%       1.11%       1.16%       1.17%
 90 day past due loans to period-end loans                         0.01%       0.01%       0.01%       0.01%       0.01%

                                                             -----------------------------------------------------------
 Total risk elements to period-end loans                           0.87%       1.22%       1.12%       1.17%       1.18%
                                                             ===========================================================

 Allowance for loan losses to loans                                1.25%       1.22%       1.26%       1.29%       1.35%
 Allowance for loan losses to
         non-accrual loans                                          184%        162%        119%        115%        123%
 Net charge-offs/average loans (annualized)                        0.06%       0.32%       0.15%       0.14%       0.04%

 Equity to assets                                                  7.74%       7.71%       7.53%       7.71%       7.40%


(1) Per share data reflect stock splits and stock dividends whose record date occurs between the indicated period end and the issuance of the financial statements, including the 5% stock dividend with a record date of April 16, 2004
(2) Excludes accumulated other comprehensive income items



                             PER SHARE STATISTICS *
                             ----------------------

Diluted Earnings per Share
----------------------------------------------------------------------------------------------------------------------
                                               Fourth            Third          Second           First
                                               Quarter          Quarter         Quarter         Quarter          Total
----------------------------------------------------------------------------------------------------------------------
2004                                                                                             $0.41           $0.41
2003                                           $ 0.41            $0.41           $0.40           $0.41           $1.63
2002                                           $ 0.37            $0.38           $0.37           $0.36           $1.48
----------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
----------------------------------------------------------------------------------------------------------------------
                                               Fourth            Third          Second           First        Average for
                                               Quarter          Quarter         Quarter         Quarter          Year
----------------------------------------------------------------------------------------------------------------------
2004                                                                                            12,653          12,653
2003                                           12,623           12,501          12,433          12,375          12,497
2002                                           12,407           12,491          12,539          12,529          12,491
---------------------------------------------------------------------------------------------------------------------

Book Value per Share
------------------------------------------------------------------------------------------------------
                                               Fourth            Third          Second           First
                                               Quarter          Quarter         Quarter         Quarter
------------------------------------------------------------------------------------------------------
2004                                                                                            $12.27
2003                                           $11.73           $11.25          $11.73          $10.83
2002                                           $10.67           $10.56          $ 9.97          $ 9.05
------------------------------------------------------------------------------------------------------

Realized Book Value per Share (excludes accumulated other comprehensive income items)
------------------------------------------------------------------------------------------------------
                                               Fourth            Third          Second           First
                                               Quarter          Quarter         Quarter         Quarter
------------------------------------------------------------------------------------------------------
2004                                                                                            $11.40
2003                                           $11.19           $10.89          $10.60          $10.33
2002                                           $10.13           $ 9.92          $ 9.77          $ 9.53
------------------------------------------------------------------------------------------------------

* Per share data reflect stock splits and stock dividends whose record date occurs between the indicated period end and the issuance of the financial statements, including the 5% stock dividend with a record date of April 16, 2004


                QUARTER END INFORMATION
                -----------------------

(dollars in thousands)                                       2004                                   2003
------------------------------------------------------------------------------------------------------------------------------------
                                                            First          Fourth           Third          Second            First
                                                           Quarter         Quarter         Quarter         Quarter          Quarter
------------------------------------------------------------------------------------------------------------------------------------

Loans, net                                              $ 1,098,695     $ 1,065,433     $ 1,055,527     $   991,145     $   928,077
Earning assets                                            1,834,961       1,750,263       1,707,752       1,722,320       1,662,218
Goodwill and identifiable intangible assets                   4,759           4,773           4,699           2,446           1,741
Total assets                                              1,944,555       1,861,063       1,816,477       1,843,152       1,768,414
Deposits                                                  1,282,410       1,230,685       1,210,632       1,194,225       1,146,143
Long-term debt                                              399,750         411,422         348,082         319,112         319,823
Subordinated debt                                            30,928          30,928          15,464          15,464          15,464
Total shareholder's equity                                  150,504         143,406         136,710         142,062         130,838
Accumulated other comprehensive income (net of tax)          10,604           6,596           4,451          13,624           5,972
------------------------------------------------------------------------------------------------------------------------------------


        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                             2004                                   2003
--------------------------------------------------------------------------------------------------------------------------
                                                  First           Fourth           Third         Second           First
                                                 Quarter          Quarter         Quarter        Quarter         Quarter
--------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                          $ 1,100,432     $ 1,067,506     $ 1,026,429     $   979,173     $   915,652
Federal funds sold and other                        11,175          21,773           5,241           4,591           4,680
Taxable investment securities                      463,804         423,723         469,450         483,410         488,680
Tax-exempt investment securities                   207,942         207,841         213,158         211,985         197,524
--------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                             1,783,353       1,720,843       1,714,278       1,679,159       1,606,536



Cash and due from banks                             36,065          38,394          37,037          37,945          32,430
Allowance for loan losses                          (13,484)        (13,444)        (13,121)        (12,859)        (12,642)
Goodwill and other identifiable intangibles          4,756           4,634           3,220           2,155           1,753
Premises, equipment and other assets                86,091          73,265          74,287          73,454          75,276
--------------------------------------------------------------------------------------------------------------------------
Total assets                                   $ 1,896,781     $ 1,823,692     $ 1,815,701     $ 1,779,854     $ 1,703,353
--------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings                                   $   457,269     $   445,881     $   417,872     $   386,797     $   356,668
     Time                                          501,571         492,401         496,945         498,676         503,995
     Time deposits greater than $100,000           119,459         108,225         108,006         115,359         109,336
Short-term borrowings                               52,020          45,278         124,568         125,384          96,119
Long-term debt                                     441,076         408,018         343,972         335,014         335,727
--------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities               1,571,395       1,499,803       1,491,363       1,461,230       1,401,845

Noninterest-bearing deposits                       164,295         167,874         174,042         169,220         158,128
Other liabilities                                   13,783          16,789          13,720          12,915          12,580
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                1,749,473       1,684,466       1,679,125       1,643,365       1,572,553

--------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
                                                   147,308         139,226         136,576         136,489         130,800
--------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                      $ 1,896,781     $ 1,823,692     $ 1,815,701     $ 1,779,854     $ 1,703,353
--------------------------------------------------------------------------------------------------------------------------

                                                     Change in Average Balances *
--------------------------------------------------------------------------------------------------------------------------

                                                    2004                                  2003
--------------------------------------------------------------------------------------------------------------------------
                                                   First          Fourth           Third          Second           First
                                                  Quarter         Quarter         Quarter         Quarter         Quarter
--------------------------------------------------------------------------------------------------------------------------
Loans                                                 20.2%           17.8%           14.0%           10.5%            6.4%
Total assets                                          11.4%           11.6%           13.2%           13.9%           12.1%
Deposits                                              10.1%            8.4%            7.4%            6.9%            8.7%
Shareholders' equity                                  12.6%            9.4%            9.6%           19.7%           10.9%
--------------------------------------------------------------------------------------------------------------------------

* Compares the current quarter to the comparable quarter of the prior year.


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                               2004                                  2003
------------------------------------------------------------------------------------------------------------------------------
                                                    First       Fourth        Third        Second       First
                                                   Quarter      Quarter      Quarter      Quarter      Quarter      Annual
------------------------------------------------------------------------------------------------------------------------------
Interest income                                   $ 23,980     $ 23,602     $ 23,769     $ 23,723     $ 23,771     $ 94,865
Tax equivalent adjustment                            1,623        1,615        1,630        1,589        1,518        6,352
------------------------------------------------------------------------------------------------------------------------------

                                                    25,603       25,217       25,399       25,312       25,289      101,217
Interest expense                                    10,541       10,428       10,520       10,699       10,703       42,351
------------------------------------------------------------------------------------------------------------------------------

Net interest income                                 15,062       14,789       14,879       14,613       14,586       58,866
Provision for loan losses                              850          600          900          600          400        2,500
------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision                 14,212       14,189       13,979       14,013       14,186       56,366
Non-interest income                                  3,664        4,748        4,268        4,066        2,921       16,004
Investment security gains                            1,332           78          302          500        1,047        1,927
Mortgage banking activities                            627          725          936          445          426        2,532
Non-interest expenses                               11,883       11,962       11,578       11,389       10,789       45,718
------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                           7,952        7,778        7,907        7,635        7,791       31,111
Income taxes                                         1,154          987        1,130        1,070        1,172        4,359
Tax equivalent adjustment                            1,623        1,615        1,630        1,589        1,518        6,352
------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                        $  5,175     $  5,176     $  5,147     $  4,976     $  5,101     $ 20,400
------------------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions               $    466     $     27     $    106     $    175     $    366     $    674
------------------------------------------------------------------------------------------------------------------------------



                                       5


                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                               2004                                         2003
------------------------------------------------------------------------------------------------------------------------------
                                                    First        Fourth       Third       Second        First
                                                   Quarter      Quarter      Quarter      Quarter      Quarter      Annual
------------------------------------------------------------------------------------------------------------------------------

Investment management and trust services          $    267     $    384     $    292     $    333     $    317     $  1,326
Service charges on deposit accounts                  1,405        1,442        1,350        1,295        1,041        5,128
Other service charges, commissions and fees            902          629          799          776          754        2,958
Insurance premium income and commissions               654          745          819          848          410        2,822
Earnings on investment in life insurance               365          311          372          443          329        1,455
Other income                                            71        1,237          636          371           70        2,315
------------------------------------------------------------------------------------------------------------------------------

Total non-interest income                         $  3,664     $  4,748     $  4,268     $  4,066     $  2,921     $ 16,004
------------------------------------------------------------------------------------------------------------------------------





                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                     2004                                                2003
------------------------------------------------------------------------------------------------------------------------------
                                                    First       Fourth        Third        Second       First
                                                   Quarter      Quarter      Quarter      Quarter      Quarter      Annual
------------------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits                    $  6,835     $  6,598     $  6,623     $  6,276     $  5,900     $ 25,397
Net occupancy expense                                2,033        1,836        1,820        1,778        1,766        7,200
Marketing expense                                      420          521          412          571          514        2,018
Telecommunications expense                             317          350          425          327          200        1,302
Other operating expenses                             2,278        2,657        2,298        2,437        2,409        9,801
------------------------------------------------------------------------------------------------------------------------------

Total non-interest expenses                       $ 11,883     $ 11,962     $ 11,578     $ 11,389     $ 10,789     $ 45,718
------------------------------------------------------------------------------------------------------------------------------


                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                2004                                   2003
----------------------------------------------------------------------------------------------------------------------------
                                                     First          Fourth           Third          Second           First
                                                    Quarter         Quarter         Quarter         Quarter         Quarter
----------------------------------------------------------------------------------------------------------------------------

Non-performing assets:
     Non-accrual loans                             $   7,541       $   8,151       $  11,310       $  11,281       $  10,263
     Troubled debt restructurings                          -               -               -               -               -
     Foreclosed real estate                            2,057           4,865             572             359             729
----------------------------------------------------------------------------------------------------------------------------

Total non-performing assets                            9,598          13,016          11,882          11,640          10,992
Accruing loans 90 days or more past due                   98              90              71              61             105
----------------------------------------------------------------------------------------------------------------------------

Total risk elements                                $   9,696       $  13,106       $  11,953       $  11,701          11,097
----------------------------------------------------------------------------------------------------------------------------




Non-performing assets to period-end loans               0.86%           1.21%           1.11%           1.16%           1.17%
----------------------------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans               0.01%           0.01%           0.01%           0.01%           0.01%
----------------------------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans                 0.87%           1.22%           1.12%           1.17%           1.18%
----------------------------------------------------------------------------------------------------------------------------


                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                2004                                2003
----------------------------------------------------------------------------------------------------------------------------
                                                     First           Fourth          Third          Second           First
                                                    Quarter         Quarter         Quarter         Quarter         Quarter
----------------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                     $  13,178       $  13,440          12,922       $  12,653       $  12,343
Loans charged off                                       (450)         (1,479)           (564)           (504)           (292)
Recoveries                                               284             617             182             173             202
----------------------------------------------------------------------------------------------------------------------------

Net loans charged off                                   (166)           (862)           (382)           (331)            (90)
----------------------------------------------------------------------------------------------------------------------------
Provision for loan losses
                                                         850             600             900             600             400
----------------------------------------------------------------------------------------------------------------------------

Balance at end of period                           $  13,862       $  13,178       $  13,440       $  12,922       $  12,653
----------------------------------------------------------------------------------------------------------------------------



Net loans charged-off to average loans*                 0.06%           0.32%           0.15%           0.14%           0.04%
----------------------------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*             0.31%           0.22%           0.35%           0.25%           0.18%
----------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans                      1.25%           1.22%           1.26%           1.29%           1.35%
----------------------------------------------------------------------------------------------------------------------------

*Annualized



                                  OTHER RATIOS
                                  ------------

                                                      2004                                   2003
----------------------------------------------------------------------------------------------------------------------------
                                                      First           Fourth          Third          Second           First
                                                     Quarter         Quarter         Quarter         Quarter         Quarter
----------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost        102.8%          102.1%          101.5%          103.4%          101.6%
Dividend payout ratio                                   38.4%           37.5%           37.5%           38.6%           35.9%
Net loans to deposits ratio, average                    87.5%           86.8%           84.7%           82.6%           80.4%
----------------------------------------------------------------------------------------------------------------------------




                      MARKET PRICE AND DIVIDENDS DECLARED *
                      -------------------------------------


---------------------------------------------------------------------------------------------------

                                                          Closing Bid Price Range        Dividends
                                                      --------------------------------
                      Quarter                              High             Low           Declared
---------------------------------------------------------------------------------------------------

2004
----------------------------------------------------- ---------------------------------------------
                          I                        $   34.52       $   28.41       $  0.1619
                         II
                        III
                         IV
---------------------------------------------------------------------------------------------------

                                                                                   $  0.1619
---------------------------------------------------------------------------------------------------


2003
---------------------------------------------------------------------------------------------------
                          I                        $   22.51       $   20.79       $  0.1512
                         II                        $   23.81       $   22.11       $  0.1586
                        III                        $   26.59       $   23.69       $  0.1586
                         IV                        $   32.14       $   26.67       $  0.1586
---------------------------------------------------------------------------------------------------

                                                                                   $  0.6270
---------------------------------------------------------------------------------------------------


2002
---------------------------------------------------------------------------------------------------
                          I                        $   20.98       $   18.41       $  0.1208
                         II                        $   22.45       $   19.31       $  0.1361
                        III                        $   20.93       $   18.07       $  0.1361
                         IV                        $   21.92       $   19.64       $  0.1512
---------------------------------------------------------------------------------------------------

                                                                                   $  0.5442
---------------------------------------------------------------------------------------------------

* Per share data reflect stock splits and stock dividends whose record date occurs between the indicated period end and the issuance of the financial statements, including the 5% stock dividend with a record date of April 16, 2004



                       Net Interest Margin - Year-to-Date
                       ----------------------------------

(dollars in thousands)                                   March 31, 2004                                 March 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                              Average      FTE Interest    Average Rate     Average      FTE Interest   Average Rate
                                              Balance     Income/Expense   Earned/Paid      Balance     Income/Expense   Earned/Paid
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds sold and interest-bearing
deposits in banks                            $    6,399     $      13         0.82%       $    1,159      $      2         0.70%
Investment securities                           671,746         8,699         5.21%          686,204         9,099         5.38%
Loans - commercial                              393,786         5,581         5.70%          305,640         4,949         6.57%
         - commercial real estate               283,302         4,209         5.98%          251,271         4,309         6.95%
         - residential real estate               96,119         1,675         7.01%          106,937         2,076         7.87%
         - consumer                             332,001         5,426         6.57%          255,325         4,854         7.71%
--------------------------------------------------------------------------------------------------------------------------------

Total earning assets                         $1,783,353     $  25,603         5.77%       $1,606,536      $ 25,289         6.38%
--------------------------------------------------------------------------------------------------------------------------------

Deposits - savings                           $  457,269     $     889         0.78%          356,668           755         0.86%
           -  time                              621,030         4,569         2.96%          613,331         5,263         3.48%
Short-term borrowings                            52,020           124         0.96%           96,119           334         1.41%
Long-term debt                                  410,148         4,581         4.49%          320,263         4,167         5.28%
Subordinated debt                                30,928           378         4.92%           15,464           184         4.83%
--------------------------------------------------------------------------------------------------------------------------------


Total interest-bearing liabilities           $1,571,395        10,541         2.70%       $1,401,845        10,703         3.10%
--------------------------------------------------------------------------------------------------------------------------------

Interest income to earning assets                                             5.77%                                        6.38%
Interest expense to paying liabilities                                        2.70%                                        3.10%
--------------------------------------------------------------------------------------------------------------------------------
Interest spread                                                               3.07%                                        3.28%
Impact of noninterest funds                                                   0.33%                                        0.40%
--------------------------------------------------------------------------------------------------------------------------------

Net interest margin                                         $  15,062         3.40%                       $ 14,586         3.68%
--------------------------------------------------------------------------------------------------------------------------------



                               Net Interest Margin
                               -------------------

(dollars in thousands)                             Quarter Ended March 31, 2004                Quarter Ended December 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
                                               Average     FTE Interest    Average Rate     Average      FTE Interest   Average Rate
                                               Balance    Income/Expense   Earned/Paid      Balance     Income/Expense  Earned/Paid
--------------------------------------------------------------------------------------------------------------------------------
Federal funds sold and interest-bearing
deposits in banks                            $    6,399     $      13         0.82%       $   17,350      $     43         0.98%
Investment securities                           671,746         8,699         5.21%          631,564         8,218         5.16%
Loans - commercial                              393,786         5,581         5.70%          367,060         5,430         5.87%
         - commercial real estate               283,302         4,209         5.98%          278,317         4,280         6.10%
         - residential real estate               96,119         1,675         7.01%           97,038         1,747         7.14%
         - consumer                             332,001         5,426         6.57%          329,514         5,499         6.62%
--------------------------------------------------------------------------------------------------------------------------------

Total earning assets                         $1,783,353     $  25,603         5.77%       $1,720,843      $ 25,217         5.81%
------------------------------------------------------------------------------------------------------------ --------------------
Deposits - savings                           $  457,269     $     889         0.78%          445,881      $    933         0.83%
           -  time                              621,030         4,569         2.96%          600,626         4,608         3.04%
Short-term borrowings                            52,020           124         0.96%           45,278           113         0.99%
Long-term debt                                  410,148         4,581         4.49%          389,934         4,560         4.64%
Subordinated debt                                30,928           378         4.92%           18,084           214         4.69%
--------------------------------------------------------------------------------------------------------------------------------

Total interest-bearing liabilities           $1,571,395        10,541         2.70%       $1,499,803        10,428         2.76%
--------------------------------------------------------------------------------------------------------------------------------

Interest income to earning assets                                             5.77%                                        5.81%
Interest expense to paying liabilities                                        2.70%                                        2.76%
--------------------------------------------------------------------------------------------------------------------------------

Interest spread                                                               3.07%                                        3.06%
Impact of noninterest funds                                                   0.33%                                        0.35%
--------------------------------------------------------------------------------------------------------------------------------

Net interest margin                                         $  15,062         3.40%                       $ 14,789         3.41%
--------------------------------------------------------------------------------------------------------------------------------


                       PERIOD-END LOAN PORTFOLIO ANALYSIS
                       ----------------------------------

(dollars in thousands)                                  2004                                       2003
----------------------------------------------------------------------------------------------------------------------------------
                                                        First           Fourth           Third           Second            First
                                                       Quarter          Quarter         Quarter          Quarter          Quarter
----------------------------------------------------------------------------------------------------------------------------------

Commercial:
     Commercial                                      $  356,862       $  330,591       $  332,634       $  308,845       $ 291,016
     Obligations of political subdivisions               37,142           36,853           38,597           35,178          30,849
----------------------------------------------------------------------------------------------------------------------------------

                                                        394,004          367,444          371,231          344,023         321,865
----------------------------------------------------------------------------------------------------------------------------------


Commercial real estate:
     Commercial mortgages                            $  287,964       $  283,661       $  279,115       $  272,071         261,356
----------------------------------------------------------------------------------------------------------------------------------


Residential real estate:
     Residential mortgages                           $   87,280           91,485           93,085           97,182         104,324
     Construction                                         8,505            7,338            5,753            3,294           1,448
----------------------------------------------------------------------------------------------------------------------------------

                                                         95,785           98,823           98,838          100,476         105,772
----------------------------------------------------------------------------------------------------------------------------------


Consumer:
     Home equity loans                               $  209,868       $  205,087       $  200,100       $  164,883         133,855
     Home equity lines of credit                         40,535           38,299           35,383           34,340          31,761
     Indirect  consumer loans                            54,628           55,265           56,035           56,124          56,896
     Other consumer loans                                29,773           30,032           28,265           32,150          29,225
----------------------------------------------------------------------------------------------------------------------------------

                                                        334,804          328,683          319,783          287,497         251,737
----------------------------------------------------------------------------------------------------------------------------------



Total Loans                                          $1,112,557       $1,078,611       $1,068,967       $1,004,067       $ 940,730
----------------------------------------------------------------------------------------------------------------------------------
